EXHIBIT 24



                        BIOVAIL CORPORATION INTERNATIONAL


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Eugene N. Melnyk, Bruce D. Brydon and Kenneth C. Cancellara, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on December 7, 1999.





                                  /s/  Eugene N. Melnyk
                                  ------------------------------------
                                  Name:   Eugene N. Melnyk
                                  Title:  Chairman of the Board and
                                            Director

                                                                      EXHIBIT 24


                        BIOVAIL CORPORATION INTERNATIONAL


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Eugene N. Melnyk, Bruce D. Brydon and Kenneth C. Cancellara, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on December 7, 1999.





                                 /s/  Kenneth C. Cancellara
                                 ----------------------------------------
                                 Name:   Kenneth C. Cancellara
                                 Title:  Senior Vice President, General Counsel,
                                           Secretary and Director

                                                                      EXHIBIT 24

                        BIOVAIL CORPORATION INTERNATIONAL


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Eugene N. Melnyk, Bruce D. Brydon and Kenneth C. Cancellara, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on December 7, 1999.





                                /s/  Kenneth G. Howling
                                -------------------------------------
                                Name:  Kenneth G. Howling
                                Title: Vice President, Chief Financial Officer

                                                                      EXHIBIT 24

                        BIOVAIL CORPORATION INTERNATIONAL


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Eugene N. Melnyk, Bruce D. Brydon and Kenneth C. Cancellara, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on December 7, 1999.






                                  /s/  Rolf K. Reininghaus
                                  ---------------------------------------
                                  Name:   Rolf K. Reininghaus
                                  Title:  Senior Vice President and
                                            Director

                                                                      EXHIBIT 24

                        BIOVAIL CORPORATION INTERNATIONAL


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Eugene N. Melnyk, Bruce D. Brydon and Kenneth C. Cancellara, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on December 7, 1999.





                                          /s/  Roger Rowan
                                          ------------------------------------
                                          Name:   Roger Rowan
                                          Title:  Director

                                                                      EXHIBIT 24

                        BIOVAIL CORPORATION INTERNATIONAL


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Eugene N. Melnyk, Bruce D. Brydon and Kenneth C. Cancellara, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on December 7, 1999.





                                       /s/  Robert Vujea
                                       -------------------------------------
                                       Name:   Robert Vujea
                                       Title:  Director

                                                                      EXHIBIT 24

                        BIOVAIL CORPORATION INTERNATIONAL


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Eugene N. Melnyk, Bruce D. Brydon and Kenneth C. Cancellara, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on December 7, 1999.





                                  /s/  Bruce D. Brydon
                                  -----------------------------------
                                  Name:  Bruce D. Brydon
                                  Title: Chief Executive Officer and Director

                                                                      EXHIBIT 24


                        BIOVAIL CORPORATION INTERNATIONAL


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Eugene N. Melnyk, Bruce D. Brydon and Kenneth C. Cancellara, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on December 7, 1999.





                                   /s/  Robert A. Podruzny
                                   -------------------------------------------
                                   Name:   Robert A. Podruzny
                                   Title:  President, Chief Operating
                                               Officer and Director

                                                                      EXHIBIT 24

                        BIOVAIL CORPORATION INTERNATIONAL


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Eugene N. Melnyk, Bruce D. Brydon and Kenneth C. Cancellara, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 under the Securities Act of 1933, as amended, to sign any and all pre- or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on December 7, 1999.





                                     /s/  Wilfred G. Bristow
                                     -------------------------------------
                                     Name:    Wilfred G. Bristow
                                     Title:   Director